UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2021

MCAP Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40116	85-3978415
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 South Wacker Drive, Suite 6400 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(312) 258-8300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Warrant	MACQU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	MACQ	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	MACQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed on July 27, 2021, MCAP Acquisition Corporation, a Delaware corporation (“Parent”), GRNT Merger Sub 1 LLC, a Delaware limited liability company (“Merger Sub 1”), GRNT Merger Sub 2 LLC, a Delaware limited liability company (“Merger Sub 2”), GRNT Merger Sub 3 LLC, a Delaware limited liability company (“Merger Sub 3”), GRNT Merger Sub 4 LLC, a Delaware limited liability company (“Merger Sub 4” and together with Merger Sub 1, Merger Sub 2 and Merger Sub 3, the “Merger Sub Entities”), H.I.G. Growth – AdTheorent Intermediate, LLC, a Delaware limited liability company (the “Blocker”), H.I.G. Growth – AdTheorent, LLC, a Delaware limited liability company (the “Blocker Member”), and AdTheorent Holding Company, LLC, a Delaware limited liability company (the “Company”), entered into a business combination agreement (the “Business Combination Agreement”) pursuant to which, among other things, the Company will merge with and into Merger Sub 4 and become a wholly owned subsidiary of Parent.

On December 8, 2021, Blocker, Blocker Member and the Company entered into a Business Combination Agreement Waiver (the “Business Combination Agreement Waiver”) to waive the Aggregate Cash Consideration closing condition (as defined in the Business Combination Agreement) set forth in Section 10.03(j) of the Business Combination Agreement and the Available Cash closing condition (as defined in the Business Combination Agreement) set forth in Section 10.03(k) of the Business Combination Agreement.

The foregoing summary of the Business Combination Agreement Waiver does not purport to be complete and is qualified in its entirety by reference to the actual Business Combination Agreement Waiver which is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On December 9, 2021, Parent issued a press release announcing that the Company agreed to waive the Aggregate Cash Consideration closing condition and the Available Cash closing condition.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Additional Information and Where to Find It

In connection with the Business Combination, the registration statement has been declared effective by the U.S. Securities and Exchange Commission (the “SEC”), which includes the related proxy statement and prospectus of MCAP with respect to the special meeting. MCAP’s stockholders and other interested persons are advised to read the registration statement and the related proxy statement/prospectus and any documents filed in connection therewith, as these materials will contain important information about AdTheorent, MCAP and the proposed business combination. MCAP has mailed the definitive proxy statement/prospectus and a proxy card to each stockholder of record as of November 4, 2021 entitled to vote at the meeting relating to the approval of the business combination and other proposals set forth in the proxy statement/prospectus. Before making any voting or investment decision, investors and stockholders of MCAP are urged to carefully read the entire registration statement and proxy statement/prospectus and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction.

The documents filed by MCAP with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov, or by directing a request to MCAP Acquisition Corporation, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in Solicitation

MCAP and its directors and executive officers may be deemed participants in the solicitation of proxies from MCAP’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in MCAP is contained in MCAP’s Registration Statement on Form S-1, initially filed with the SEC on February 1, 2021 and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to MCAP Acquisition Corp., 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, USA. Additional information regarding the interests of such participants is contained in the registration statement on Form S-4, which includes a proxy statement/prospectus.

AdTheorent and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of MCAP in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is contained in the registration statement on Form S-4, which includes a proxy statement/prospectus.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding AdTheorent’s industry and market sizes, future opportunities for MCAP, AdTheorent and the combined company, MCAP’s and AdTheorent’s estimated future results and the Business Combination, including the implied enterprise value, the expected transaction and ownership structure and the likelihood and ability of the parties to successfully consummate the Business Combination. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in MCAP’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: MCAP’s ability to consummate the Business Combination; the expected benefits of the Business Combination; the post-combination company’s financial and business performance following the Business Combination, including AdTheorent’s financial projections and business metrics; changes in AdTheorent’s strategy, future operations, financial position, estimated revenue and losses, forecasts, projected costs, prospects and plans; demand for AdTheorent’s platform and services and the drivers of that demand; AdTheorent’s estimated total addressable market and other industry projections, and AdTheorent’s projected market share; competition in AdTheorent’s industry, the advantages of AdTheorent’s platform and services over competing platform and services existing in the market, and competitive factors including with respect to technological capabilities, cost and scalability; AdTheorent’s ability to scale in a cost-effective manner and maintain and expand its existing customer relationships; AdTheorent’s expectation that it will incur increased expenses as a public company; the impact of health epidemics, including the COVID-19 pandemic, on AdTheorent’s business and industry and the actions AdTheorent may take in response thereto; AdTheorent’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others; expectations regarding the time during which MCAP will be an emerging growth company under the JOBS Act; AdTheorent’s future capital requirements and sources and uses of cash; AdTheorent’s business, expansion plans and opportunities; anticipated financial performance and the expectation that the post-combination company’s future results of operations will fluctuate on a quarterly basis for the foreseeable future; the expected U.S. federal income tax impact of the Business Combination; the outcome of any known and unknown litigation and regulatory proceedings; the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of the MCAP’s securities; the risk that the Business Combination may not be completed by MCAP’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by MCAP; the failure to satisfy the conditions to the consummation of the Business Combination, including the adoption of the Business Combination Agreement by the stockholders of MCAP, the satisfaction of the minimum cash amount following redemptions by MCAP’s public stockholders and the receipt of certain governmental and regulatory approvals; the lack of a third-party valuation in determining whether to pursue the Business Combination; the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; the effect of the announcement or pendency of the Business Combination on AdTheorent’s business relationships, performance, and business generally; risks that the Business Combination disrupts AdTheorent’s current plans and potential difficulties in AdTheorent’s employee retention as a result of the Business Combination; the outcome of any legal proceedings that may be instituted against AdTheorent or against MCAP related to the Business Combination Agreement or the Business Combination; the ability to maintain the listing of MCAP’s securities on Nasdaq or any other exchange; the price of MCAP’s securities may be volatile due to a variety of factors, including changes in the industries in which AdTheorent operates, variations in performance across competitors, changes in laws and regulations affecting AdTheorent’s business and changes in the combined capital structure; the ability to implement business plans, forecasts, and other expectations after the completion of the Business Combination, and identify and realize additional opportunities; the risk of downturns and the possibility of rapid change in the highly competitive industry in which AdTheorent operates; the risk that AdTheorent will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; the risk that the post-combination company experiences difficulties in managing its growth and expanding operations; the risk of private litigation or regulatory lawsuits or proceedings relating to AdTheorent’s platform and services; the risk that AdTheorent is unable to secure or protect its intellectual property; the risk that the post-combination company’s securities will not be approved for listing on Nasdaq or any other exchange, or if approved, maintain the listing; and other risks and uncertainties indicated in the proxy statement/prospectus, including those set forth under the section entitled “Risk Factors.”

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about MCAP and AdTheorent or the date of such information in the case of information from persons other than MCAP or AdTheorent, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding AdTheorent’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Business Combination Agreement Waiver, dated as of December 8, 2021, by and among Blocker, Blocker Member and the Company.
99.1	Press Release, dated December 9, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCAP ACQUISITION CORPORATION

By:	/s/ Theodore L. Koenig
	Name:	Theodore L. Koenig
	Title:	Chief Executive Officer

Date: December 9, 2021